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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                   -----------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): November 9, 1998


                                  SAFEWAY INC.
                                  ------------
             (Exact name of registrant as specified in its charter)


          Delaware                                 1-00041                               94-3019135
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
(State or other jurisdiction of            (Commission File Number)           (I.R.S. Employer Identification
        Incorporation)                                                                    Number)


             5918 Stoneridge Mall Road, Pleasanton, California 94588
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               (Address of principal executive offices) (Zip Code)

                                 (925) 467-3000
              ----------------------------------------------------
              (Registrants' telephone number, including area code)

                                       N/A
          -------------------------------------------------------------
          (former name or former address, if changed since last report)



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ITEM 5.  OTHER EVENTS

                  On November 9, 1998, we completed an underwritten offering of $400,000,000 aggregate principal amount of our 5 3/4% Notes Due 2000 (the "2-Year Notes"), $400,000,000 aggregate principal amount of our 5 7/8% Notes Due 2001 (the "3-Year Notes"), $350,000,000 aggregate principal amount of our 6.05% Notes Due 2003 (the "5-Year Notes") and $250,000,000 aggregate principal amount of our 6 1/2% Notes Due 2008 (the "10-Year Notes" and, together with the 2-Year Notes, the 3-Year Notes and the 5-Year Notes, the "Securities") under our Registration Statement on Form S-3, filed with the Securities and Exchange Commission (the "Commission") on October 20, 1998 (File No. 333-65903), as amended by Amendment No. 1 filed with the Commission on October 26, 1998 (as amended, the "Registration Statement") (which Registration Statement also constitutes, pursuant to Rule 429 under the Securities Act of 1933, as amended, Post-Effective Amendment No. 1 to Registration Statement No. 333-32741, as amended), a Prospectus, dated October 27, 1998, and the related Prospectus Supplement, dated November 3, 1998, relating to our offer and sale of the Securities.

                  The sale of the Securities was underwritten by Morgan Stanley & Co. Incorporated, BT Alex. Brown Incorporated, Chase Securities Inc., Lehman Brothers Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Salomon Smith Barney Inc., First Chicago Capital Markets, Inc. and Scotia Capital Markets
(USA) Inc. pursuant to an Underwriting Agreement, dated November 3, 1998. The terms and conditions of the Securities and related matters are set forth in the Indenture, dated as of September 10, 1997, between us and The Bank of New York, as trustee (the "Indenture") and, pursuant to Sections 2.2 and 10.4 of the Indenture, the Officers' Certificate filed as Exhibit 4.2 hereto.



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ITEM 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (c)      The following exhibits are filed as part of this Report:

                  1 Underwriting Agreement, dated November 3, 1998, among Safeway Inc. and Morgan Stanley & Co. Incorporated, BT Alex. Brown Incorporated, Chase Securities Inc., Lehman Brothers Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Salomon Smith Barney Inc., First Chicago Capital Markets, Inc. and Scotia Capital Markets (USA) Inc.

                  4.1 Indenture, dated as of September 10, 1997, between Safeway Inc. and The Bank of New York, as Trustee (incorporated by reference to Exhibit 4.1 to the Registrant's Form 8-K dated September 10, 1997).

                  4.2 Officers' Certificate, dated as of November 9, 1998, pursuant to Sections 2.2 and 10.4 of the Indenture.

                  4.3      Form of 5 3/4% Note Due 2000.

                  4.4      Form of 5 7/8% Note Due 2001.

                  4.5      Form of 6.05% Note Due 2003.

                  4.6      Form of 6 1/2% Note Due 2008.

                  99 Prospectus Supplement dated November 3, 1998 and accompanying Prospectus dated October 27, 1998.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  November 9, 1998

                                            SAFEWAY INC.

                                            By: /s/ David Weed
                                               ---------------------------------
                                                David Weed
                                                Executive Vice President and
                                                Chief Financial Officer



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                                  EXHIBIT INDEX

Exhibits

1 Underwriting Agreement, dated November 3, 1998, among Safeway Inc. and Morgan Stanley & Co. Incorporated, BT Alex. Brown Incorporated, Chase Securities Inc., Lehman Brothers Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Salomon Smith Barney Inc., First Chicago Capital Markets, Inc. and Scotia Capital Markets (USA) Inc.

4.1 Indenture, dated as of September 10, 1997, between Safeway Inc. and The Bank of New York, as Trustee (incorporated by reference to Exhibit 4.1 to the Registrant's Form 8-K dated September 10, 1997).

4.2 Officers' Certificate, dated as of November 9, 1998, pursuant to Sections 2.2 and 10.4 of the Indenture.

4.3      Form of 5 3/4% Note Due 2000.

4.4      Form of 5 7/8% Note Due 2001.

4.5      Form of 6.05% Note Due 2003.

4.6      Form of 6 1/2% Note Due 2008.

99 Prospectus Supplement dated November 3, 1998 and accompanying Prospectus dated October 27, 1998.